April 27, 2022 Q1 Earnings Conference Call

This presentation contains forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about BOK Financial Corporation, the financial services industry, the economy generally and the expected or potential impact of the novel coronavirus (COVID-19) pandemic, and the related responses of the government, consumers, and others, on our business, financial condition and results of operations. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “plans,” “projects,” “will,” “intends,” variations of such words and similar expressions are intended to identify such forward-looking statements. Management judgments relating to and discussion of the provision and allowance for credit losses, allowance for uncertain tax positions, accruals for loss contingencies and valuation of mortgage servicing rights involve judgments as to expected events and are inherently forward-looking statements. Assessments that acquisitions and growth endeavors will be profitable are necessary statements of belief as to the outcome of future events based in part on information provided by others which BOK Financial has not independently verified. These various forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions which are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what is expected, implied or forecasted in such forward-looking statements. Internal and external factors that might cause such a difference include, but are not limited to changes in government, consumer or business responses to, and ability to treat or prevent further outbreak of, the COVID-19 pandemic, changes in commodity prices, interest rates and interest rate relationships, inflation, demand for products and services, the degree of competition by traditional and nontraditional competitors, changes in banking regulations, tax laws, prices, levies and assessments, the impact of technological advances, and trends in customer behavior as well as their ability to repay loans. For a discussion of risk factors that may cause actual results to differ from expectations, please refer to BOK Financial Corporation’s most recent annual and quarterly reports. BOK Financial Corporation and its affiliates undertake no obligation to update, amend, or clarify forward-looking statements, whether as a result of new information, future events, or otherwise. Non-GAAP Financial Measures: This presentation may refer to non-GAAP financial measures. Additional information on these financial measures is available in BOK Financial’s 10-Q and 10-K filings with the Securities and Exchange Commission which can be accessed at bokf.com. All data is presented as of March 31, 2022 unless otherwise noted. Legal Disclaimers 2

Stacy Kymes Chief Executive Officer 3

Q1 summary *Non-GAAP measure Attributable to shareholders Per share (diluted) First quarter net income NET INCOME Noteworthy items impacting profitability • Loan growth accelerated from the momentum seen last quarter • Upward movement in interest rates and geopolitical uncertainty negatively impacted our fee generating businesses • No provision for credit loss • Expense management remains excellent 4 ($Million, exc. EPS) Q1 2022 Q4 2021 Q1 2021 Net income $62.5 $117.3 $146.1 Diluted EPS $0.91 $1.71 $2.10 Net income before taxes $78.6 $152.0 $186.7 Provision for credit losses $— $(17.0) $(25.0) Pre-provision net revenue* $78.7 $135.2 $163.4

Additional details 5 ◦ Core loan balances grew $608 million, partially offset with $139 million of PPP forgiveness ◦ Average deposits continue to grow, with the pace moderating after year- end, with period-end balances down $1.8 billion ◦ Assets under management or in custody and fiduciary assets both decreased slightly this quarter; with unfavorable market moves the primary driver ($Billion) Q1 2022 Quarterly Sequential Quarterly YOY Period-End Loans $20.7 2.3% (8.3)% Average Loans $20.5 1.1% (10.1)% Period-End Deposits $39.4 (4.4)% 4.2% Average Deposits $40.4 1.4% 10.5% Fiduciary Assets $61.1 (5.3)% 8.7% Assets Under Management or in Custody $101.1 (3.7)% 9.9%

Marc Maun EVP, Regional Banking Executive 6

Loan portfolio • Energy balances continued to increase with a growth rate similar to that seen in Q4 • Slight decrease in Services balances offset by growth in Healthcare and General Business balances • Core C&I continues its trend of moderate increases despite low utilization levels • Commercial real estate bounced back as pressures from permanent market alternatives eased • Approximately half of remaining PPP loans forgiven QoQ 7 ($Million) Mar 31, 2022 Dec 31, 2021 Mar 31, 2021 Seq. Loan Growth YOY Loan Growth Energy $3,197.7 $3,006.9 $3,202.5 6.3% (0.2)% Services 3,351.5 3,367.2 3,421.9 (0.5)% (2.1)% Healthcare 3,441.7 3,414.9 3,290.8 0.8% 4.6% General Business 2,892.3 2,717.4 2,742.6 6.4% 5.5% Total C&I $12,883.2 $12,506.5 $12,657.8 3.0% 1.8% Commercial Real Estate 4,101.0 3,831.3 4,503.3 7.0% (8.9)% Loans to Individuals 3,552.9 3,591.5 3,524.2 (1.1)% 0.8% Core Loans $20,537.1 $19,929.3 $20,685.3 3.0% (0.7)% Paycheck Protection Program 137.4 276.3 1,848.6 (50.3)% (92.6)% Total Loans $20,674.4 $20,205.7 $22,533.8 2.3% (8.3)%

Key credit quality metrics Energy Healthcare Commercial real estate Residential & other Quality metrics summary • Total non-accrual loans down $9.8 million • A decrease of $6.1 million in Energy non-accruals • Potential problem loans (substandard, accruing) totaled $169 million at 3/31, compared to $222 million at 12/31 • Net charge-offs increased to 12 basis points, remaining below historical averages • Last four quarter average net charge-offs at 14 basis points • Continues to be at or below historic range of 30 to 40 basis points • Appropriately reserved with an ALLL excluding PPP loans of 1.20% and combined allowance of 1.38% including unfunded commitments excluding PPP loans Net charge-offs to average loans Non-Accruals ($Million) ANNUALIZED 8

Scott Grauer EVP, Wealth Management Executive 9

Fees & commissions Brokerage & trading • Revenue decreased linked-quarter due to recognized losses on Trading Securities as a result of movements in fixed income markets and geopolitical uncertainties Fiduciary and asset management • Revenue decreased slightly from impact of unfavorable market movements on assets • Cavanal Hill Investment Mgmt. ranked #26 on Barron's Best Fund Families for 2021 - out of 849 fund managers in the Lipper database Transaction card • Decrease in fees linked quarter, with Q4 2021 elevated by stimulus measures and the broader reopening of the economy Service charges • Increases in service charges partially offset by decreased debit card revenue Mortgage banking • Decreases in origination volume and GOS margins in the secondary market 10 ($Million) Q1 2022 Quarterly sequential Quarterly YOY Trailing 12 months Brokerage & trading $(27.1) (282.1)% (230.3)% (42.4)% Transaction card 24.2 (3.1)% 8.0% 1.8% Fiduciary & asset management 46.4 (1.0)% 12.3% 2.8% Deposit service charges & fees 27.0 1.1% 11.5% 2.7% Mortgage banking 16.7 (21.8)% (55.1)% (19.3)% Other revenue 10.4 (9.8)% (35.9)% (8.4)% Total fees & commissions $97.6 (33.3)% (39.8)% (9.7)%

Steven Nell EVP, Chief Financial Officer 11

Yields, rate & margin Net interest revenue • Net interest revenue down $8.7 million linked quarter; $8.9 million from decreased loan fees, including a $3.8 million decline in PPP fees linked quarter Net interest margin • Net interest margin decline due to decreased loan fees and the impact of trading securities yields. • Interest bearing deposit costs flat relative to the prior quarter 12 ($Million) Q1 2022 Q4 2021 Q1 2021 Quarterly sequential Quarterly YOY Net interest revenue $268.4 $277.1 $280.4 (3.1)% (4.3)% Net interest margin 2.44% 2.52% 2.62% (8) bps (18) bps Yield on available for sale securities 1.77% 1.72% 1.84% 5 bps (7) bps Yield on loans 3.57% 3.70% 3.55% (13) bps 2 bps Cost of int.-bearing deposits 0.12% 0.12% 0.17% — (5) bps Cost of wholesale borrowings 0.88% 0.78% 0.50% 10 bps 38 bps

Asset sensitivity Noteworthy balance sheet items • We anticipate holding the available-for-sale securities portfolio flat by reinvesting cash flows at current market rates, maintaining our asset- sensitive position • Approximately 77% of Commercial and Commercial Real Estate portfolios are variable rate or fixed rate that reprice within a year • Approximately $2.9 billion of in-the-money floors, providing approximately $10.4 million in revenue support ◦ After 1 additional hike, $1.8 billion remains in-the-money ◦ After 2 additional hikes, $1.1 billion remains in-the-money • Deposit betas expected to approach 30% should the rapid hiking cycle implied by the market occur, similar to the experience at comparable short-term rate levels during the previous hiking cycle 13 Scenario* ∆ NIR % ∆ NIR $ Up 200 Ramp, months 1-12 7.53% $85.6 million Up 200 Ramp, months 13-24 16.36% $195.8 million *Estimates for parallel shifts in the rate curve. Asset sensitivity for months 1-12 would be reduced by approximately four percentage points in a flattening scenario where short-end rates increase 200bp while long-end rates increase 100bp.

Liquidity & capital • Deposit growth continues to be strong • Nearly $13 billion of secured wholesale borrowing capacity • Robust capital ratios consistently remain well above regulatory and internal policy thresholds • Repurchased 475,877 shares at an average price of $101.02 per share in the open market 14 Q1 2022 Q4 2021 Q1 2021 Loan to Deposit Ratio 52.4% 49.0% 59.5% Period End Deposits $39.4 billion $41.2 billion $37.9 billion Available secured wholesale borrowing capacity $12.7 billion $14.1 billion $13.7 billion Common Equity Tier 1 11.3% 12.2% 12.1% Total Capital Ratio 12.3% 13.3% 14.0% Tangible Common Equity Ratio 8.1% 8.6% 8.8%

Expenses Expenses summary • Quarterly personnel expense down due to an $11.2 million decrease in cash based incentive compensation, with additional decreases in deferred compensation and share-based incentive compensation offset by an increase in employee benefits expense • Quarterly non-personnel expense down largely due to a charitable contribution to the BOKF Foundation that occurred in Q4 2021 • Linked quarter decrease in revenues from recognized trading losses and fees led to an increased efficiency ratio 15 ($Million) Q1 2022 Q4 2021 Q1 2021 % Incr. Seq. % Incr. YOY Personnel expense $159.2 $174.5 $173.0 (8.7)% (8.0)% Other operating expense $118.4 $125.0 $122.8 (5.3)% (3.6)% Total operating expense $277.6 $299.5 $295.8 (7.3)% (6.1)% Efficiency Ratio 75.1% 70.1% 66.3% --- ---

Forecast & assumptions 16 ◦ We expect loan growth to continue the solid performance seen in Q1, with period-end point-to-point growth for the year in the upper single- digit range. We anticipate growth contributions from all of our regional markets and continued growth in our Wealth loan portfolio. ◦ We expect some decline in deposit balances, deposits could decline in the low-to-mid single digit range point-to-point during 2022. Considering accelerating loan growth and moderate pressure on deposits, our liquidity position is expected to remain strong. ◦ We expect to maintain the AFS portfolio flat during the year by reinvesting cash flows at current rates. ◦ Considering the items noted above and modeling an additional 200bp increase in short-term rates during 2022 consistent with a flattening forward curve, we expect core Net Interest Income (excluding the impact of PPP loans YoY) to grow approximately 9% versus the prior year. Core net interest margin should expand throughout the remainder of 2022 given this environment, expected to approach nearly 3%. ◦ Total Fee Revenues will not repeat historically high levels of 2021. Trading & Brokerage and Mortgage revenue will show a substantial decline given the increase in market rates, offset by the positive impact of increasing rates on our money management and fiduciary fees. Total Fee Revenues as a percent of Total Revenues is expected to be near 35%, but could dip slightly below during 2022. ◦ Given the drop-off in fee revenues and related variable expenses, our goal is to maintain Total Operating Expense growth flat for 2022. ◦ Our current loan loss reserve as a percent of loan balances is 1.37%, and we expect that to migrate toward 1.20% by the end of 2022, very close to Day 1 CECL levels. ◦ We expect to continue opportunistic quarterly share repurchases within the total dollar ranges spent over the past several quarters.

Stacy Kymes Chief Executive Officer 17

Question & Answer Session 18